UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

DT Cloud Star Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

DT Cloud Star Acquisition Corporation (the “Company,” “we,” “our,” or “us”) is filing these definitive additional proxy materials with respect to the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on September 14, 2026 (the “Definitive Proxy Statement”), for the Annual General Meeting of Shareholders scheduled on October 1, 2026, in order to correct an inadvertent clerical error in the Definitive Proxy Statement regarding (1) the redemption price, which shall be $11.44 per share, and (2) the voting outcome if no direction is made in the Proxy.

All other information in the Definitive Proxy Statement remains unchanged.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT

The following disclosures should be read in conjunction with the disclosures contained in the Definitive Proxy Statement, which should be read in its entirety. To the extent the information set forth herein differs from or updates information contained in the Definitive Proxy Statement, the information set forth herein shall supersede or supplement the information in the Definitive Proxy Statement. The terms used below, unless otherwise defined, have the meanings set forth in the Definitive Proxy Statement.

SUPPLEMENT NO. 1, DATED SEPTEMBER 16, 2026

(TO THE DEFINITIVE PROXY STATEMENT OF DT CLOUD STAR ACQUISITION CORPORATION DATED SEPTEMBER 14, 2026)

SUPPLEMENT TO THE PROXY STATEMENT

This supplement to the Definitive Proxy Statement (the “Supplement”), supplements, updates and amends the Definitive Proxy Statement of the Company filed with the SEC on September 14, 2026. The following supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety.

The seventh to last paragraph on the cover page of the Notice of Annual General Meeting of Shareholders is hereby amended and restated as follows:

As of September 11, 2026, there was approximately $18,910,000 in the Trust Account, representing a per share pro rata amount of approximately $11.44. The closing price of DT Cloud Star’s shares on September 11, 2026 was $11.49. DT Cloud Star cannot assure shareholders that they will be able to sell their shares of DT Cloud Star in the open market, as there may not be sufficient liquidity in its securities when shareholders wish to sell their shares.

The third paragraph on the cover page of the Proxy is hereby amended and restated as follows:

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE FIVE NOMINEES TO THE BOARD IN PROPOSAL 1, AND “FOR” PROPOSALS 2, 3, 4, AND 5.

The second to last paragraph on the cover page of the Proxy is hereby amended and restated as follows:

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO WILMINGTON TRUST NATIONAL ASSOCIATION. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE FIVE NOMINEES TO THE BOARD IN PROPOSAL 1, AND “FOR” PROPOSALS 2, 3, 4, AND 5, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

******

If you would like to change or revoke your prior vote on any proposal, please submit your votes before 11:59 pm ET on September 30, 2026. In addition, shareholders who have already submitted a redemption request with respect to the shares held by them may reverse such request by contacting Advantage Proxy, Inc.. Email:ksmith@advantageproxy.com. If you would like to change or revoke your prior vote on any proposal, or reverse a redemption request, please refer to the Definitive Proxy Statement for additional information on how to do so.

This Supplement should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. Except as specifically amended by this Supplement, all information in the Definitive Proxy Statement remains unchanged and the Definitive Proxy Statement continues to be in full force and effect as originally filed. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Definitive Proxy Statement as amended and supplemented by this Supplement. If you have already submitted a proxy and do not wish to change your vote, you need not take any further action. If you have submitted a proxy and wish to change your vote, you may revoke your proxy at any time before it is exercised at the Annual General Meeting by: delivering to Advantage Proxy, Inc. by mail a written notice stating that the proxy is revoked; signing and delivering a proxy bearing a later date; voting again online; or voting at the Annual General Meeting while the polls are open (note that attendance at the Annual General Meeting will not, by itself, revoke a proxy unless you vote again electronically at the Annual General Meeting). Please note, however, that if your shares are held in street name by a broker or other nominee and you wish to revoke a proxy, you must contact the broker or nominee to revoke any prior voting instructions.

This Proxy Supplement is dated September 16, 2026

PROXY

DT CLOUD STAR ACQUISITION CORPORATION

25 Christopher Columbus Dr Apt 4411

Jersey City, NJ 07302

(718) 865-2000

ANNUAL MEETING OF SHAREHOLDERS

OCTOBER 1, 2026 (Eastern Time) / OCTOBER 2, 2026 (Hong Kong Time)

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD AT 10:00 A.M. LOCAL TIME OCTOBER 2, 2026

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated September 14, 2026, in connection with the Annual General Meeting and at any adjournments thereof (the “Annual General Meeting”) to be held at 10:00 p.m. on October 1, 2026 Eastern Time (10:00 a.m. local time on October 2, 2026) in the offices of Loeb & Loeb LLP, located at 2206-19, 1 Connaught Pl, Central, Hong Kong and hereby appoints Sam Zheng Sun and Kenneth Lam, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of DT Cloud Star Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual General Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE FIVE NOMINEES TO THE BOARD IN PROPOSAL 1, AND “FOR” PROPOSALS 2, 3, 4, AND 5.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” PROPOSAL 1 AND “FOR” PROPOSAL 2, 3, 4 and 5.

PROPOSAL 1: Election of Directors

As an ordinary resolution, to approve the appointment of five (5) members to the Board of Directors.

NOMINEES:

Sam Zheng Sun	Kenneth Lam	Shaoke Li	Longjiao Li	Chi Zhang

For All	Withhold All	For All Except
☐	☐	☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here:

PROPOSAL 2: Ratification of Appointment of Independent Auditor

As an ordinary resolution, to ratify the appointment of Elite CPA P.C. as the Company’s independent registered public account firm for the 2026 fiscal year.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3: Trust Amendment Proposal.

As the affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company, to amend the Company’s investment management trust agreement, dated July 24, 2024, as amended on October 22, 2025, entered into by the Company and Wilmington Trust, National Association, as Trustee, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering (the “Trust Account”) up to 12 additional times, each by a period of one month, from October 26, 2026 to October 26, 2027 by depositing into the Trust Account $0.033 for each remaining public share (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached to the accompanying proxy statement as Annex A.

For	Against	Abstain
☐	☐	☐

PROPOSAL 4: Charter Amendment Proposal.

As a special resolution, to amend the Company’s third amended and restated memorandum and articles of association (the “Third Amended and Restated Memorandum and Articles of Association”), to extend the date by which the Company must consummate a business combination to October 26, 2027, by adopting the fourth amended and restated memorandum and articles of association (the “Fourth Amended and Restated Memorandum and Articles of Association”) in their entirety in place of the Company’s existing Third Amended and Restated Memorandum and Articles of Association, the form of which is set forth in Annex B of the accompanying proxy statement.

For	Against	Abstain
☐	☐	☐

PROPOSAL 5: Adjournment Proposal

As an ordinary resolution, to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the Proposals 1, 2, 3 and 4.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting ☐ YES ☐ NO

Signature of Shareholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO WILMINGTON TRUST NATIONAL ASSOCIATION. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE FIVE NOMINEES TO THE BOARD IN PROPOSAL 1, AND “FOR” PROPOSALS 2, 3, 4, AND 5, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.